UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09114

The Needham Funds, Inc.

(Exact name of registrant as specified in charter)

445 Park Avenue, New York, NY                 10022-2606

 (Address of principal executive offices)      (Zip code)

Citi Fund Services Ohio, Inc.,  3435 Stelzer Road,  Columbus, OH        43219

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-625-7071

Date of fiscal year end: December 31

Date of reporting period: December 31, 2009

Item 1. Reports to Stockholders.

Annual Report

Needham Funds

Seeking to build wealth for long-term investors.

December 31, 2009

Needham Growth Fund

Needham Aggressive Growth Fund

Needham Small Cap Growth Fund

www.needhamfunds.com

445 Park Avenue
New York, New York 10022-2606

1-800-625-7071
www.needhamfunds.com

Annual Report
December 31, 2009

Contents

Letter from the Adviser	1

Portfolio Characteristics

Needham Growth Fund	5

Needham Aggressive Growth Fund	6

Needham Small Cap Growth Fund	7

Disclosure of Fund Expenses	8

Schedule of Investments

Needham Growth Fund	9

Needham Aggressive Growth Fund	12

Needham Small Cap Growth Fund	15

Schedule of Securities Sold Short

Needham Growth Fund	11

Needham Aggressive Growth Fund	14

Needham Small Cap Growth Fund	17

Statements of Assets and Liabilities	18

Statements of Operations	19

Statements of Changes in Net Assets	20

Financial Highlights

Needham Growth Fund	21

Needham Aggressive Growth Fund	22

Needham Small Cap Growth Fund	23

Notes to Financial Statements	24

Report of Independent Registered Public Accounting Firm	29

Information about Directors and Officers	30

Supplementary Information	31

This report is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. The prospectus contains more complete information, including investment objectives, risks, expenses and charges and should be read carefully before investing or sending any money. To obtain a prospectus, please call 1-800-625-7071.

Portfolios of The Needham Funds, Inc., like all mutual funds:

•	Are NOT FDIC insured

•	Have no bank guarantee

•	May lose value

The Needham Funds, Inc. are distributed by Needham & Company, LLC.

Needham Funds	Annual Report 2009

February 2010

Dear Shareholders,

2009 was a very good year for growth equities. The equity markets rebounded strongly from their early March lows and The Needham Funds benefited. Earnings in 2009 were better than expected as companies succeeded in quickly reducing their expense bases. Some of our companies have added back production capacity; however, most have improved their ability to earn higher operating margins over the long-term. A key issue for 2010 will be revenue growth. Given the reduced expense base, any revenue growth should lead to strong earnings growth.

In 2009, the stock market benefited from an unprecedented, worldwide accommodative monetary policy and was also helped by fiscal stimulus. We believe that in 2010, persistent high unemployment will encourage the continuation of accommodative policies. However, we expect a less robust stock market in 2010, based on moderate economic growth and the possibility of higher interest rates. We expect growth companies to outperform the broader market in this environment.

We seek to create long-term, tax-efficient capital appreciation for our investors by investing in undervalued businesses. This objective has the additional benefits of patient investing and low turnover. We give our companies and investment themes time. We put significant importance on management teams and meeting with managements in New York and at their offices. These meetings are important as we are continuously looking to reinforce or reject our investment theses.

We look for industry leaders, disruptive technology and seasoned managements with records of building shareholder value and strong balance sheets. We are searching for companies with a differentiated point of view, where there is the unrecognized prospect of above-average revenue growth and expense control, which could lead to higher operating margins. We prefer companies not well followed by Wall Street analysts. We establish positions when these companies experience an earnings shortfall or release other news deemed disappointing. We have also had success investing in IPOs that break their issue price. These stocks generally have weaker shareholder bases, which are unwilling to be patient, long-term investors. We believe in growth companies as they are the engines of economic growth and employment.

In all three of our Portfolios we have the opportunity to sell short. With most of our shorts, we believe the market misunderstands some aspects of the business, which could lead to a lower stock price once our thesis is realized. Key items we look for are slowing growth, contracting margins and market share losses. In certain cases, we find terminal shorts, which never need to be covered. We are looking for management teams with a record of destroying shareholder value, accounting inconsistencies and flawed business models. In an accommodative monetary environment, shorts are harder to find; however, shorting also provides downside protection and should lead to lower volatility for the Portfolios.

Needham & Company has been an investment bank with institutional equity research for growth companies for 24 years. We leverage these relationships to help identify core themes and investments. Needham has over 20 senior equity analysts covering a diverse universe, including semiconductor and semiconductor equipment, network equipment, software, internet, media and entertainment, specialty retail, business services, defense electronics, industrial technology, clean technology, medical technology, biotechnology and life sciences, and specialty pharmaceuticals. While we are a buy-side client just as any other institution, we closely follow the analysts and their research.

Needham Funds

Our Portfolios are currently dominated by five themes that help identify investments:

1) Technological change is driving the next-generation semiconductor manufacturing process and semiconductor capital equipment companies are benefitting. During the fourth quarter of 2008 and the first quarter of 2009, the semiconductor supply chain slammed closed. As inventories have been rebuilt, manufacturers are adding next-generation equipment as they missed a year of new technology purchases. Our investments as of December 31, 2009 included Brooks Automation, Electro Scientific Industries and MKS Instruments.

2) Next-generation communication services require investment in infrastructure and customer equipment. Smartphones and tablets/e-readers create opportunities for semiconductor manufacturers and for wireless infrastructure providers. Making high-definition video ubiquitous creates opportunity for semiconductor companies and service providers. These are products and services with universal appeal and are benefitting from the higher growth rates in Asia and in other developing markets. Our investments as of December 31, 2009 included 3Com, Acme Packet, ANADIGICS, Apple, Comcast and ViaSat.

3) The aging population should lead to growth for innovative medical devices, healthcare services and systems. Investments as of December 31, 2009 included Covidien, CONMED Corp., ExpressScripts, Gilead, Thermo Fisher Scientific, and Varian Medical Systems.

4) The emerging aerospace/defense strategy emphasizes intelligence and electronics. Investments as of December 31, 2009 included Anaren, EMS Technologies, and Precision Castparts.

5) Consumers have suffered over the last few years and the retail industry has gone through significant turmoil. This turmoil has created opportunity for some specialty retailers to gain market share. Investments as of December 31, 2009 included CarMax, Dick’s Sporting Goods, and hhgregg.

As the markets and economy have stabilized, we saw a pickup in merger and acquisition activity in late 2009. Our Funds benefited from the fourth quarter acquisition of Semitool by Applied Materials and the proposed acquisitions of 3Com by Hewlett-Packard and Airvana by private equity firms. The growth and valuation characteristics of our portfolios should lead to additional acquisitions in 2010.

In 2009, we were able to minimize any tax distribution through careful tax planning and long-term investing. In hindsight, we kept faithful to our investing style and remained focused on our long-term performance, realizing that the short-term pains should not cause us to forget our long-term objectives.

We at The Needham Funds focus on buying growth stocks at reasonable prices. In the twelve-month period ended December 31, 2009, the Growth Fund was up 46.9%, the Aggressive Growth Fund was up 31.2% and the Small Cap Growth Fund was up 41.2%. By comparison, the S&P 500 Index was up 26.5%, the NASDAQ Composite Index was up 45.4% and the Russell 2000 Index was up 27.2%.

The Needham Growth Fund (the “Growth Fund”) seeks long-term, tax-efficient capital appreciation by investing primarily in the equity securities of public companies with above-average prospective long-term growth rates at value prices. To this end, the Growth Fund targets companies with products or services that are selling or marketing into growth markets. These companies normally have earnings growth of at least 15-20%, product and market dominance, and the ability to consolidate their market positions. They may also have a competitive advantage by acquiring and retaining more customers or driving costs down and profits up. The Growth Fund also looks for seasoned and motivated managements with records of building shareholder value. Companies with these characteristics sometimes find themselves in a temporary earnings shortfall or may be in a product transition. This often causes aggressive growth or dynamic growth investors to sell. At this point, the Growth Fund may deem the stock to be reasonably priced and purchase it for long-term capital appreciation. Hence, the discipline called “Growth At a Reasonable Price,” or “GARP.”

Annual Report 2009

The Growth Fund was up 46.9% for the 1 year period, down 3.4% for the 3 years, up 4.1% for the 5 years, up 5.1% for the 10 years, and up 14.0% since inception, compounded annually. The Growth Fund received a four-star Overall MorningstarTM Rating in the U.S.-domiciled Mid Cap Growth Funds category as of December 31, 2009, based on Risk-Adjusted Return, when rated against 727 Mid Cap Growth Funds. We ended the year with approximately 3.5% of total investments in cash and 4.2% as our short position. Our exposure to the semiconductor capital equipment, consumer related and healthcare sectors all contributed positively to the success we achieved in 2009. As would be expected in a bullish environment, our limited short positions and small cash positions detracted from the performance but did help to moderate volatility during down periods.

The Needham Aggressive Growth Fund (the “Aggressive Growth Fund”) seeks long-term, tax-efficient capital appreciation by investing primarily in the equity securities of public companies with above-average prospective long-term growth rates. The Aggressive Growth Fund invests, in general, in markets and industries with strong growth rates, focusing on the market leaders in these areas. These market leaders, especially as they break away from their competitors, tend to garner a disproportionate share of the positive financial returns. Also important is the long-term sustainability of the companies’ leadership positions. Thus, the Aggressive Growth Fund looks for companies with strong management teams, superior balance sheets, above-average margins that can generate excess cash, and strong R&D and brand spending in industries with high barriers to entry.

The Aggressive Growth Fund was up 31.2% for the 1 year period, up 3.2% for the 3 years, up 6.2% for the 5 years, and up 7.2% since inception, compounded annually. The Aggressive Growth Fund received a five-star Overall MorningstarTM Rating in the U.S.-domiciled Mid Cap Growth Funds category as of December 31, 2009, based on Risk-Adjusted Return, when rated against 727 Mid Cap Growth Funds. The Aggressive Growth Fund was also an honored recipient of the 2009 Lipper Fund Awards–United States, as the best Mid Cap Growth Fund over a three-year period. For the year, our best performing stocks were also among the largest stocks in terms of capitalization, including Apple, Precision Castparts, CarMax and Express Scripts. Deterring our performance was our relatively large cash position, which approximated 30% for a large part of the year, as well as Gilead and NuVasive. The Aggressive Growth Fund closed the year with approximately 10.0% of total investments in cash and 0.4% as our short position.

The Needham Small Cap Growth Fund (the “Small Cap Growth Fund”) seeks long-term, tax-efficient capital appreciation by investing primarily in the equity securities of smaller growth companies which the Small Cap Growth Fund believes are trading at a discount to their underlying value yet have the potential for superior long-term growth. Under normal conditions, the Small Cap Growth Fund invests at least 80% of its net assets in equity securities of domestic issuers listed on a nationally recognized securities exchange or traded on the NASDAQ System that have market capitalizations not exceeding $2 billion or the highest market capitalization in the Russell 2000 Index, if greater. As of December 31, 2009, the highest market capitalization in the Russell 2000 Index was $5.595 billion. Central to the Small Cap Growth Fund’s investment strategy is a sound valuation discipline that seeks to acquire growth companies at reasonable prices. The Small Cap Growth Fund seeks tax efficiency by offsetting capital gains on the sale of securities with capital losses, but where there is an uncovered gain, it will be a long-term capital gain taxed at more favorable rates.

Needham Funds

The Small Cap Growth Fund was up 41.2% for the 1 year period, up 1.9% for the 3 years, up 3.2% for the 5 years, and up 10.8% since inception, compounded annually. 2009 was a terrific year for small cap stocks, as seen with the Russell 2000 up 27.2% for the year. The Small Cap Growth Fund continued to be a top performer relative to its peers and indices. The Fund’s exposure to semiconductor capital equipment, wireless communications and healthcare names were positive contributors, with Nova Measuring Instruments and Express Scripts as standouts.

As we look into 2010 and beyond, we expect GDP growth at a moderate 2-3% level. In this economy, we believe our companies will outperform as investors seek growth. However, in 2010, we expect equity markets to pause after the significant returns achieved during 2009. In 2009, the economy benefited from rebuilding inventory. Particularly relevant to us were the semiconductor and automotive rebuilds. We foresee slower growth in late 2010, and we expect the market to reflect that slower growth around mid-year.

We believe having a point of view on monetary policy is critical to investment decisions in this era. Unfortunately, the Federal Reserve has as much impact on investment returns as the entrepreneurs running growth companies. We believe that despite the talk of “exit strategies,” the Fed will maintain an accommodative policy for as long as the currency and bond markets permit. To reach the Federal Reserve’s full employment mandate of approximately 6% unemployment requires strong GDP growth for many years. For now, we believe this accommodative policy will continue to support equity prices. We are wary that higher long-term interest rates will be a negative for the equity markets and are on watch for a break-out in long-term interest rates.

We wish to report that, after thirty-three years on Wall Street, Bernard Lirola has decided to diversify the focus of his energy and to relinquish the day-to-day responsibility of being a co-portfolio manager of the Growth Fund and portfolio manager of the Aggressive Growth Fund. Taking over both of those roles will be John Barr. John is rejoining Needham & Company after 10 years. He spent the last seven years on the buy side, including as a portfolio manager at Buckingham Capital Management. Previously he was a research analyst at Robertson, Stephens and at Needham & Company. John is a graduate of Colgate University and Harvard Business School. Bernard will remain active in the Needham Group, assisting his Needham colleagues under a reduced commitment. We have been diligently preparing for this event, and we fully expect it to be a seamless transition. We are very excited about the opportunity ahead in growth stocks. We thank you for your continuing support.

Sincerely,

Chris Retzler Portfolio Manager	John Barr Portfolio Manager†	Bernard Lirola Portfolio Manager‡

†	Co-Portfolio Manager of the Growth Fund and Portfolio Manager of the Aggressive Growth Fund effective as of January 1, 2010.

‡	Co-Portfolio Manager of the Growth Fund and Portfolio Manager of the Aggressive Growth Fund until December 31, 2009.

Annual Report 2009

NEEDHAM GROWTH FUND (Unaudited)	TICKER: NEEGX

Comparative Performance Statistics as of December 31, 2009

	6 Months(7)	1 Year	3 Years(8)		5 Years(8)		10 Years(8)		Since Inception(8)(12)		Gross Expense Ratio(14)
Needham Growth Fund(1)	25.93%	46.87%	(3.37	)%(9)	4.05	%(10)	5.12	%(11)	13.95	%(13)	2.06%
S&P 500 Index(2)(3)	22.59%	26.47%	(5.61)%		0.42%		(0.95)%		6.19%
NASDAQ Composite Index(2)(4)	24.26%	45.36%	(1.16)%		1.71%		(5.08)%		6.21%
S&P 400 MidCap Index(2)(5)	26.65%	37.38%	(1.84)%		3.26%		6.35%		10.37%
Russell 2000 Index(2)(6)	23.90%	27.17%	(6.05)%		0.53%		3.55%		6.44%

Past performance does not guarantee future results. The performance data quoted represents past performance, and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please visit www.needhamfunds.com. The returns shown in the above table and accompanying footnotes are net of expenses. The table above does not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares.

1.	Investment results calculated after reinvestment of dividends.
2.	It is not possible to invest directly in an index. The performance of the index does not include the deduction of expenses associated with a mutual fund, such as investment management fees.
3.	The S&P 500 Index is a broad unmanaged measure of the U.S. stock market.
4.	The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ Global Market and Small Cap stocks.
5.	The S&P 400 MidCap Index is a broad unmanaged measure of the U.S. stock market.
6.	The Russell 2000 Index is a broad unmanaged index composed of the smallest 2,000 companies in the Russell 3000 Index.
7.	Not annualized.
8.	Compound annual growth rate (annualized return). Assumes all dividends were reinvested in shares of the Fund.
9.	Cumulative return for the three year period was (9.77)%, assuming all dividends were reinvested in shares of the Fund.
10.	Cumulative return for the five year period was 21.96%, assuming all dividends were reinvested in shares of the Fund.
11.	Cumulative return for the ten year period was 64.84%, assuming all dividends were reinvested in shares of the Fund.
12.	The inception date of the Fund was 1/1/96.
13.	Cumulative return since inception was 522.37%, assuming all dividends were reinvested in shares of the Fund.
14.
The above expense ratio is from the Funds’ prospectus dated May 1, 2009. Additional information pertaining to the Funds’ expense ratios as of December 31, 2009 can be found in the financial highlights. Since January 1, 2009, the investment performance reflects contractually agreed upon fee waivers which expire at the close of business on December 31, 2010. Without these fee waivers, the performance would have been lower. Excluding the indirect costs of investing in acquired funds, total net fund operating expenses would be 2.04%.

Top Ten Holdings*
(as a % of total investments, as of December 31, 2009)

Security		% of Total Investments†
1) Express Scripts, Inc.	ESRX	8.61%
2) Carmax, Inc.	KMX	5.66%
3) Varian Medical Systems, Inc.	VAR	5.06%
4) Thermo Fisher Scientific, Inc.	TMO	4.74%
5) Viasat, Inc.	VSAT	4.12%
6) Brooks Automation, Inc.	BRKS	3.70%
7) Luxottica Group SPA	LUX	3.66%
8) Becton, Dickson & Company	BDX	3.20%
9) Seagate Technology	STX	3.15%
10) 3Com Corporation	COMS	3.08%

Top Ten Holdings = 44.98% of Total Investments†
*	Current portfolio holdings may not be indicative of future portfolio holdings.
†	Percentage of total investments less cash.

Sector Weightings*
(as a % of total investments, as of December 31, 2009)

Sector	Long(1)	(Short)(1)	Total(1)(2)
Healthcare	30.6%	(0.3)%	30.3%
Energy	3.5%	—	3.5%
Industrial	1.8%	(0.7)%	1.1%
Financial Services	2.6%	(1.8)%	0.8%
Business Services	6.1%	—	6.1%
Consumer	14.7%	(0.8)%	13.9%
Technology	31.0%	(0.6)%	30.4%
Telecommunications/Cable	10.4%	—	10.4%
Cash	3.5%	—	3.5%

*	Current portfolio holdings may not be indicative of future portfolio holdings.
(1)	Percentage of total investments includes all stocks, plus cash minus all short positions.
(2)	Total represents the difference between the long exposure and the short exposure, which produces the net exposure.

Comparison of Change in Value of a $10,000 Investment

Past performance does not guarantee future results. The performance data quoted represents past performance, and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please visit www.needhamfunds.com. The graph above does not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Since inception, the Fund’s Adviser has absorbed certain expenses of the Fund, without which returns would have been lower.

Needham Funds

NEEDHAM AGGRESSIVE GROWTH FUND (Unaudited)	TICKER: NEAGX

Comparative Performance Statistics as of December 31, 2009

	6 Months(6)	1 Year	3 Years(7)		5 Years(7)		Since Inception(7)(10)		Gross Expense Ratio(12)
Needham Aggressive Growth Fund(1)	16.84%	31.18%	3.15	%(8)	6.20	%(9)	7.15	%(11)	2.65%
S&P 500 Index(2)(3)	22.59%	26.47%	(5.61)%		0.42%		1.74%
NASDAQ Composite Index(2)(4)	24.26%	45.36%	(1.16)%		1.71%		3.50%
Russell 2000 Index(2)(5)	23.90%	27.17%	(6.05)%		0.53%		4.92%

Past performance does not guarantee future results. The performance data quoted represents past performance, and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please visit www.needhamfunds.com. The returns shown in the above table and accompanying footnotes are net of expenses. The table above does not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares.

1.	Investment results calculated after reinvestment of dividends.
2.	It is not possible to invest directly in an index. The performance of the index does not include the deduction of expenses associated with a mutual fund, such as investment management fees.
3.	The S&P 500 Index is a broad unmanaged measure of the U.S. stock market.
4.	The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ Global Market and Small Cap stocks.
5.	The Russell 2000 Index is a broad unmanaged index composed of the smallest 2,000 companies in the Russell 3000 Index.
6.	Not annualized.
7.	Compound annual growth rate (annualized return). Assumes all dividends were reinvested in shares of the Fund.
8.	Cumulative return for the three year period was 9.76%, assuming all dividends were reinvested in shares of the Fund.
9.	Cumulative return for the five year period was 35.12%, assuming all dividends were reinvested in shares of the Fund.
10.	The inception date of the Fund was 9/4/01.
11.	Cumulative return since inception was 77.72%, assuming all dividends were reinvested in shares of the Fund.
12.
The above expense ratio is from the Funds’ prospectus dated May 1, 2009. Additional information pertaining to the Funds’ expense ratios as of December 31, 2009 can be found in the financial highlights. Since inception, the investment performance reflects contractually agreed upon fee waivers which shall continue in effect from year to year only upon mutual agreement of the Funds and the Adviser. Without these fee waivers, the performance would have been lower. Excluding the indirect costs of investing in acquired funds, total net fund operating expenses would be 2.51%.

Top Ten Holdings*
(as a % of total investments, as of December 31, 2009)

Security		% of Total Investments†
1) Gilead Sciences, Inc.	GILD	4.22%
2) Varian Medical Systems, Inc.	VAR	4.10%
3) Express Scripts, Inc.	ESRX	3.78%
4) Masimo Corporation	MASI	3.70%
5) CarMax, Inc.	KMX	3.24%
6) Iron Mountain, Inc.	IRM	3.10%
7) ViaSat, Inc.	VSAT	3.09%
8) Apple Computer, Inc.	APPL	3.08%
9) Becton, Dickinson & Co	BDX	3.07%
10) Volcano Corp	VOLC	2.96%

Top Ten Holdings = 34.34% of Total Investments†
*	Current portfolio holdings may not be indicative of future portfolio holdings.
†	Percentage of total investments less cash.

Sector Weightings*
(as a % of total investments, as of December 31, 2009)

Sector	Long(1)	(Short)(1)	Total(1)(2)
Healthcare	36.8%	—	36.8%
Energy	—	—	—
Industrial	2.7%	(0.4)%	2.3%
Financial Services	2.0%	—	2.0%
Business Services	10.3%	—	10.3%
Consumer	11.4%	—	11.4%
Technology	20.5%	—	20.5%
Telecommunications/Cable	6.7%	—	6.7%
Cash	10.0%	—	10.0%

*	Current portfolio holdings may not be indicative of future portfolio holdings.
(1)	Percentage of total investments includes all stocks, plus cash minus all short positions.
(2)	Total represents the difference between the long exposure and the short exposure, which produces the net exposure.

Comparison of Change in Value of a $10,000 Investment

Past performance does not guarantee future results. The performance data quoted represents past performance, and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please visit www.needhamfunds.com. The graph above does not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Since inception, the Fund’s Adviser has absorbed certain expenses of the Fund, without which returns would have been lower.

Annual Report 2009

NEEDHAM SMALL CAP GROWTH FUND (Unaudited)	TICKER: NESGX

Comparative Performance Statistics as of December 31, 2009

	6 Months(6)	1 Year	3 Years(7)		5 Years(7)		Since Inception(7)(10)		Gross Expense Ratio(12)
Needham Small Cap Growth Fund(1)	20.31%	41.18%	1.94	%(8)	3.24	%(9)	10.78	%(11)	3.62%
S&P 500 Index(2)(3)	22.59%	26.47%	(5.61)%		0.42%		2.58%
NASDAQ Composite Index(2)(4)	24.26%	45.36%	(1.16)%		1.71%		5.34%
Russell 2000 Index(2)(5)	23.90%	27.17%	(6.05)%		0.53%		4.73%

Past performance does not guarantee future results. The performance data quoted represents past performance, and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please visit www.needhamfunds.com. The returns shown in the above table and accompanying footnotes are net of expenses. The table above does not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares.

1.	Investment results calculated after reinvestment of dividends.
2.	It is not possible to invest directly in an index. The performance of the index does not include the deduction of expenses associated with a mutual fund, such as investment management fees.
3.	The S&P 500 Index is a broad unmanaged measure of the U.S. stock market.
4.	The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ Global Market and Small Cap stocks.

5.	The Russell 2000 Index is a broad unmanaged index composed of the smallest 2,000 companies in the Russell 3000 Index.
6.	Not annualized.
7.	Compound annual growth rate (annualized return). Assumes all dividends were reinvested in shares of the Fund.
8.	Cumulative return for the three year period was 5.94%, assuming all dividends were reinvested in shares of the Fund.
9.	Cumulative return for the five year period was 17.28%, assuming all dividends were reinvested in shares of the Fund.
10.	The inception date of the Fund was 5/22/02.
11.	Cumulative return since inception was 117.94%, assuming all dividends were reinvested in shares of the Fund.
12.
The above expense ratio is from the Funds’ prospectus dated May 1, 2009. Additional information pertaining to the Funds’ expense ratios as of December 31, 2009 can be found in the financial highlights. Since inception, the investment performance reflects contractually agreed upon fee waivers which shall continue in effect from year to year only upon mutual agreement of the Funds and the Adviser. Without these fee waivers, the performance would have been lower. Excluding the indirect costs of investing in acquired funds, total net fund operating expenses would be 2.51%.

Top Ten Holdings*
(as a % of total investments, as of December 31, 2009)

Security		% of Total Investments†
1) MKS Instruments	MKSI	5.31%
2) Varian Medical Systems, Inc.	VAR	3.58%
3) Express Scripts, Inc.	ESRX	3.52%
4) CONMED Corp.	CNMD	3.49%
5) NOVA Measuring Instruments	NOVA	3.30%
6) Airvana	AIRV	3.10%
7) 3Com Corporation	COMS	3.06%
8) ICx Technologies, Inc.	ICXT	3.06%
9) Anadigics, Inc.	ANAD	3.01%
10) ATMI, Inc.	ATMI	2.85%

Top Ten Holdings = 34.28% of Total Investments†
*	Current portfolio holdings may not be indicative of future portfolio holdings.
†	Percentage of total investments less cash.

Sector Weightings*
(as a % of total investments, as of December 31, 2009)

Sector	Long(1)	(Short)(1)	Total(1)(2)
Healthcare	21.7%	—	21.7%
Energy	3.8%	—	3.8%
Industrial	5.2%	—	5.2%
Financial Services	—	(4.1)%	(4.1)%
Business Services	4.5%	—	4.5%
Consumer	1.6%	(1.7)%	(0.1)%
Technology	46.5%	(2.9)%	43.6%
Telecommunications/Cable	13.9%	—	13.9%
Cash	11.5%	—	11.5%

*	Current portfolio holdings may not be indicative of future portfolio holdings.
(1)	Percentage of total investments includes all stocks, plus cash minus all short positions.
(2)	Total represents the difference between the long exposure and the short exposure, which produces the net exposure.

Comparison of Change in Value of a $10,000 Investment

Past performance does not guarantee future results. The performance data quoted represents past performance, and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please visit www.needhamfunds.com. The graph above does not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Since inception, the Fund’s Adviser has absorbed certain expenses of the Fund, without which returns would have been lower.

Needham Funds

Disclosure of Fund Expenses (Unaudited)

The following expense table is shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur transactional costs, including redemption and exchange fees, and ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in each fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The expense example table below illustrates your fund’s cost in two ways:

●
Actual Expenses.  This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading entitled “Expenses Paid During Period”.

●
Hypothetical Expenses on a 5% Return.  This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s cost by comparing this hypothetical example with the hypothetical examples that appear in shareholders reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

For the Period July 1, 2009 to December 31, 2009

Expense Example Table

	Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Expenses Paid During Period* 7/1/09- 12/31/09	Expense Ratio During Period* 7/1/09- 12/31/09
Needham Growth Fund
Actual Expenses	$1,000.00	$1,259.30	$11.56	2.03%
Hypothetical Example for Comparison Purposes (5% return before expenses)	$1,000.00	$1,014.97	$10.31	2.03%

Needham Aggressive Growth Fund
Actual Expenses	$1,000.00	$1,168.40	$13.77	2.52%
Hypothetical Example for Comparison Purposes (5% return before expenses)	$1,000.00	$1,012.50	$12.78	2.52%

Needham Small Cap Growth Fund
Actual Expenses	$1,000.00	$1,203.10	$14.27	2.57%
Hypothetical Example for Comparison Purposes (5% return before expenses)	$1,000.00	$1,012.25	$13.03	2.57%

*
Expenses are equal to the average account value times the Fund’s annualized expense ratio for the period multiplied by 184 (the number of days in the most recent fiscal half-year) divided by 365 (the number of days in the fiscal year) to reflect the one-half year period.

Annual Report 2009

Needham Growth Fund
Schedule of Investments
December 31, 2009
	Shares	Value
Common Stocks (97.1%)
Business Services (2.0%)
Dice Holdings, Inc.*	115,300	$755,215
Iconix Brand Group, Inc.*	45,500	575,575
Resources Connection, Inc.*	50,000	1,061,000
		2,391,790
Consumer Services (14.1%)
CarMax, Inc.*	270,000	6,547,500
Dick's Sporting Goods, Inc.*	115,000	2,860,050
hhgregg, Inc.*	30,000	660,900
Luxottica Group SpA – ADR	165,000	4,237,200
Morton's Restaurant Group*	247,200	719,352
Whole Foods Market, Inc.*	65,000	1,784,250
		16,809,252
Energy (2.0%)
Chesapeake Energy Corp.	90,000	2,329,200
Financial Services (2.5%)
Morgan Stanley	100,000	2,960,000
Healthcare Services (29.6%)
Becton, Dickinson & Co.	47,000	3,706,420
Cardiac Science Corp.*	100,000	223,000
CONMED Corp.*	135,000	3,078,000
Covidien Ltd.	43,750	2,095,187
Express Scripts, Inc.*	115,000	9,941,750
Gen-Probe, Inc.*	15,000	643,500
Hansen Medical, Inc.*	130,000	393,900
Omnicell, Inc.*	70,000	818,300
Palomar Medical Technologies, Inc.*	50,000	504,000
Solta Medical, Inc.*	200,000	406,000
Thermo Fisher Scientific, Inc.*	115,000	5,484,350
TomoTherapy, Inc.*	210,000	819,000
Varian Medical Systems, Inc.*	125,000	5,856,250
Volcano Corp.*	75,000	1,303,500
		35,273,157
Industrial (1.7%)
Southwall Technologies, Inc.*†	728,000	1,026,480
Sypris Solutions, Inc.	356,200	1,004,484
		2,030,964
Oil & Gas – Exploration & Production (1.4%)
Transocean, Ltd.*	20,000	1,656,000
Software (3.8%)
Actuate Corp.*†	500,000	2,140,000
Aspen Technology, Inc.*	250,000	2,450,000
		4,590,000
Technology (29.9%)
3Com Corp.*†	475,000	3,562,500
ANADIGICS, Inc.*	50,000	211,000
Barco Industries NV	15,000	612,565
BigBand Networks, Inc.*	75,000	258,000
Brooks Automation, Inc.*	498,512	4,277,233
Cognex Corp.	20,000	354,400
Eclipsys Corp.*	102,700	1,902,004
Electro Scientific Industries, Inc.*	185,000	2,001,700
Entegris, Inc.*	100,000	528,000
FSI International, Inc.*	543,100	1,596,714
Ikanos Communications*	50,000	93,500
Immersion Corp.*	30,000	137,100
Mattson Technology, Inc.*	91,000	325,780
MKS Instruments, Inc.*	100,000	1,741,000
Molex, Inc.	26,800	577,540
National Semiconductor Corp.	180,000	2,764,800
Newport Corp.*	202,491	1,860,892
Nova Measuring Instruments Ltd.*	125,000	810,000
Orbotech Ltd.*	110,000	1,030,700
Parametric Technology Corp.*	175,000	2,859,500
Quantel, SA	20,905	88,398
Seagate Technology	200,000	3,638,000
Super Micro Computer, Inc.*	200,000	2,224,000
Supertex, Inc.*	10,000	298,000
Vishay Intertechnology, Inc.*†	100,000	835,000
TriQuint Semiconductor, Inc.*	50,000	300,000
Xyratex Ltd.*†	30,650	407,952
Zygo Corp.*†	50,000	336,500
		35,632,778
Telecommunications/Cable (10.1%)
Acme Packet, Inc.*	32,500	357,500
ADC Telecommunications, Inc.*	40,000	248,400
Airvana, Inc.*†	350,000	2,660,000
Comcast Corp., Class A	75,000	1,264,500
EMS Technologies, Inc.*	124,800	1,809,600
IPG Photonics Corp.*	35,000	585,900
SoundBite Communications, Inc.*	100,000	290,000
ViaSat, Inc.*	150,000	4,767,000
		11,982,900
Total Common Stocks
(Cost $93,885,641)		115,656,041

See accompanying notes to financial statements.

Needham Funds

Needham Growth Fund
Schedule of Investments (Continued)
December 31, 2009

	Shares	Value
Short-Term Investment (3.3%)
Money Market Fund (3.3%)
Dreyfus Treasury Prime Cash Management, 0.00% (a) (Cost $3,959,716)	3,959,716	$3,959,716
Warrant (0.0%)
Technology (0.0%)
Quantel, SA, Strike Price 10.00, Expires 6/30/10 (Cost $0)	20,905	60
Total Investments (100.4%)
(Cost $97,845,357)		119,615,817
Total Securities Sold Short (-4.1%)
(Proceeds $3,728,212)		(4,877,100)
Other Assets in Excess
of Liabilities (3.7%)		4,436,108
Net Assets (100.0%)		$119,174,825

(a)	Rate shown is the seven day yield as of December 31, 2009 and is less than 0.01%.

*	Non-income producing security.

†	Security position is either entirely or partially held in a segregated account as collateral for securities sold short, aggregating a total market value of $5,404,556.

ADR	American Depositary Receipt.

NV	Naamloze Vennootschap (Dutch corporation)

SA	Société Anonyme (French corporation)

SpA	Società per Azìonì (Italian corporation)

See accompanying notes to financial statements.

Annual Report 2009

Needham Growth Fund
Schedule of Securities Sold Short
December 31, 2009

	Shares	Value
Securities Sold Short (-4.1%)
Airline (-0.8%)
Allegiant Travel Co.*	20,000	$943,400
Chemicals (-0.3%)
Balchem Corp.	10,000	335,100
Commercial Services (-0.4%)
HMS Holdings Corp.*	10,000	486,900
Financial Services (-1.7%)
Stifel Financial Corp.*	35,000	2,073,400
Healthcare Services (-0.3%)
Valeant Pharmaceuticals International*	10,000	317,900
Technology (-0.6%)
KLA-Tencor Corp.	10,000	361,600
Varian Semiconductor Equipment Associates, Inc.*	10,000	358,800
		720,400
Total Securities Sold Short
(Proceeds $3,728,212)		4,877,100
Total Securities Sold Short (-4.1%)		(4,877,100)
Total Investments (100.4%)		119,615,817
Other Assets in Excess of Liabilities (3.7%)		4,436,108
Net Assets (100.0%)		$119,174,825

*	Non-income producing security.

See accompanying notes to financial statements.

Needham Funds

Needham Aggressive Growth Fund
Schedule of Investments
December 31, 2009
	Shares	Value
Common Stocks (90.1%)
Business Services (8.0%)
ATA, Inc. – ADR*	18,100	$79,640
Dice Holdings, Inc.*	35,000	229,250
Iconix Brand Group, Inc.*	23,000	290,950
Iron Mountain, Inc.*	28,000	637,280
Resources Connection, Inc.*	21,250	450,925
Ritchie Brothers Auctioneers, Inc.	6,000	134,580
		1,822,625
Consumer Services (11.4%)
CarMax, Inc.*	27,500	666,875
Dick's Sporting Goods, Inc.*	20,000	497,400
hhgregg, Inc.*	27,000	594,810
Luxottica Group SpA – ADR	17,500	449,400
Morton's Restaurant Group*	70,000	203,700
Whole Foods Market, Inc.*	1,000	27,450
Zhongpin, Inc.*	10,000	156,100
		2,595,735
Financial Services (1.9%)
International Assets Holding Corp.*	10,325	150,126
Morgan Stanley	10,000	296,000
		446,126
Healthcare Services (36.8%)
Alliance HealthCare Services, Inc.*	60,000	342,600
Becton, Dickinson & Co.	8,000	630,880
Candela Corp.*	100,000	303,000
Cardiac Science Corp.*	45,000	100,350
Cardionet, Inc.*	5,000	29,700
CONMED Corp.*	1,500	34,200
Express Scripts, Inc.*†	9,000	778,050
Gen-Probe, Inc.*	10,000	429,000
Gentiva Health Services, Inc.*	10,000	270,100
Gilead Sciences, Inc.*	20,000	865,600
Hansen Medical, Inc.*	85,000	257,550
Ista Pharmaceuticals, Inc.*	75,000	342,000
LeMaitre Vascular, Inc.*†	85,700	428,500
Masimo Corp.*	25,000	760,500
NuVasive, Inc.*	11,500	367,770
Omnicell, Inc.*	29,200	341,348
Palomar Medical Technologies, Inc.*	25,000	252,000
Solta Medical, Inc.*†	163,279	331,456
TomoTherapy, Inc.*†	20,000	78,000
Varian Medical Systems, Inc.*	18,000	843,300
Volcano Corp.*	35,000	608,300
		8,394,204
Industrial (2.7%)
Precision Castparts Corp.	5,500	606,925
Software (2.2%)
Actuate Corp.*†	120,000	513,600
Technology (20.4%)
3Com Corp.*	50,000	375,000
Apple, Inc.*	3,000	632,580
BigBand Networks, Inc.*	10,000	34,400
Brooks Automation, Inc.*	40,000	343,200
Daktronics, Inc.	30,000	276,300
DTS, Inc.*	6,500	222,365
Eclipsys Corp.*	20,530	380,216
Immersion Corp.*	6,000	27,420
Linear Technology Corp.	2,500	76,350
Mattson Technology, Inc.*	9,000	32,220
MKS Instruments, Inc.*	6,000	104,460
Molex, Inc.	4,000	86,200
Nova Measuring Instruments Ltd.*	20,000	129,600
Parametric Technology Corp.*	27,000	441,180
Super Micro Computer, Inc.*†	50,000	556,000
Supertex, Inc.*	5,000	149,000
Trimble Navigation Ltd.*	17,500	441,000
TriQuint Semiconductor, Inc.*	30,000	180,000
Vishay Intertechnology, Inc.*	20,000	167,000
		4,654,491
Telecommunications/Cable (6.7%)
Acme Packet, Inc.*	15,000	165,000
Airvana, Inc.*†	50,000	380,000
Cogo Group, Inc.*	10,000	73,700
Powerwave Technologies, Inc.*	215,000	270,900
ViaSat, Inc.*	20,000	635,600
		1,525,200
Total Common Stocks
(Cost $15,929,735)		20,558,906

See accompanying notes to financial statements.

Annual Report 2009

Needham Aggressive Growth Fund
Schedule of Investments (Continued)
December 31, 2009

	Shares	Value
Short-Term Investment (10.0%)
Money Market Fund (10.0%)
Dreyfus Treasury Prime Cash Management, 0.00% (a) (Cost $2,274,898)	2,274,898	$2,274,898
Warrant (0.0%)
Technology (0.0%)
Quantel, SA, Strike Price 10.00, Expires 6/30/10 (Cost $0)	10,210	29
Total Investments (100.1%)
(Cost $18,204,633)		22,833,833
Total Securities Sold Short (-0.5%)
(Proceeds $84,772)		(100,530)
Other Assets in Excess of Liabilities (0.4%)		85,657
Net Assets (100.0%)		$22,818,960

(a)	Rate shown is the seven day yield as of December 31, 2009 and is less than 0.01%.

*	Non-income producing security.

†	Security position is either entirely or partially held in a segregated account as collateral for securities sold short, aggregating a total market value of $1,951,603.

ADR	American Depositary Receipt.

SA	Société Anonyme (French corporation)

SpA	Società per Azìonì (Italian corporation)

See accompanying notes to financial statements.

Needham Funds

Needham Aggressive Growth Fund
Schedule of Securities Sold Short
December 31, 2009

	Shares	Value
Securities Sold Short (-0.5%)
Chemicals (-0.5%)
Balchem Corp.	3,000	$100,530
Total Securities Sold Short
(Proceeds $84,772)		100,530
Total Securities Sold Short (-0.5%)		(100,530)
Total Investments (100.1%)		22,833,833
Other Assets in Excess of Liabilities (0.4%)		85,657
Net Assets (100.0%)		$22,818,960

See accompanying notes to financial statements.

Annual Report 2009

Needham Small Cap Growth Fund
Schedule of Investments
December 31, 2009

	Shares	Value
Common Stocks (86.8%)
Apparel Retailing & Manufacturing (0.3%)
True Religion Apparel, Inc.*	2,000	$36,980
Consumer Services (1.1%)
CarMax, Inc.*	5,000	121,250
Defense (3.8%)
ICx Technologies Inc.*	31,500	299,880
iRobot Corp.*†	7,500	132,000
		431,880
Healthcare Services (19.4%)
Alliance HealthCare Services, Inc.*	20,000	114,200
Cardiac Science Corp.*	21,800	48,614
CONMED Corp.*	15,000	342,000
Express Scripts, Inc.*	4,000	345,800
Hansen Medical, Inc.*	35,000	106,050
Omnicell, Inc.*†	10,000	116,900
Palomar Medical Technologies, Inc.*†	10,000	100,800
Phase Forward, Inc.*	10,000	153,500
Solta Medical, Inc.*†	90,000	182,700
TomoTherapy, Inc.*†	40,300	157,170
Varian Medical Systems, Inc.*	7,500	351,375
Volcano Corp.*	10,000	173,800
		2,192,909
Industrial (0.8%)
Actuant Corp. – Class A	5,000	92,650
Oil & Gas – Exploration & Production (3.4%)
ATP Oil & Gas Corp.*	10,000	182,800
Carrizo Oil & Gas, Inc.*	5,000	132,450
Compton Petroleum Corp.*	75,000	69,000
		384,250
Software (4.0%)
ArcSight, Inc.*	7,000	179,060
Aspen Technology, Inc.*†	20,000	196,000
PDF Solutions, Inc.*†	20,000	77,000
		452,060
Technology (41.6%)
3Com Corp.*†	40,000	300,000
ANADIGICS, Inc.*	70,000	295,400
ATMI, Inc.*†	15,000	279,300
BigBand Networks, Inc.*	15,000	51,600
Brooks Automation, Inc.*	20,000	171,600
Cognex Corp.	10,000	177,200
CyberOptics Corp.*	15,000	100,650
DTS, Inc.*	3,000	102,630
Eclipsys Corp.*	10,270	190,200
Electro Scientific Industries, Inc.*	20,000	216,400
Entegris, Inc.*	50,000	264,000
Ikanos Communications*	15,000	28,050
Immersion Corp.*	16,000	73,120
Mattson Technology, Inc.*	30,000	107,400
MKS Instruments, Inc.*†	30,000	522,300
Netezza Corp.*	25,000	242,500
Newport Corp.*	10,000	91,900
Nova Measuring Instruments Ltd.*†	50,000	324,000
PLX Technology, Inc*†	50,000	161,500
Seagate Technology	12,500	227,375
Super Micro Computer, Inc.*†	20,000	222,400
Supertex, Inc.*	2,000	59,600
X-Rite, Inc.*†	35,000	76,300
Xyratex Ltd.*†	15,900	211,629
Zygo Corp.*†	30,000	201,900
		4,698,954
Telecommunications/Cable (12.4%)
Acme Packet, Inc.*	25,000	275,000
Airvana, Inc.*†	40,000	304,000
Anaren, Inc.*†	15,000	225,750
Aruba Networks, Inc.*	5,000	53,300
EMS Technologies, Inc.*†	12,500	181,250
IPG Photonics Corp.*	10,000	167,400
SoundBite Communications, Inc.*†	40,000	116,000
ViaSat, Inc.*	2,500	79,450
		1,402,150
Total Common Stocks
(Cost $6,834,900)		9,813,083

See accompanying notes to financial statements.

Needham Funds

Needham Small Cap Growth Fund
Schedule of Investments (Continued)
December 31, 2009

	Shares	Value
Short-Term Investment (10.3%)
Money Market Fund (10.3%)
Dreyfus Treasury Prime Cash Management, 0.00% (a) (Cost $1,156,049)	1,156,049	$1,156,049
Total Investments (97.1%)
(Cost $7,990,949)		10,969,132
Total Securities Sold Short (-7.8%)
(Proceeds $848,495)		(877,020)
Other Assets in Excess of Liabilities (10.7%)		1,211,066
Net Assets (100.0%)		$11,303,178

(a)	Rate disclosed is the seven day yield as of December 31, 2009 and is less than 0.01%.

*	Non-income producing security.

†	Security position is either entirely or partially held in a segregated account as collateral for securities sold short, aggregating a total market value of $3,380,874.

See accompanying notes to financial statements.

Annual Report 2009

Needham Small Cap Growth Fund
Schedule of Securities Sold Short
December 31, 2009

	Shares	Value
Securities Sold Short (-6.0%)
Airline (-0.9%)
Allegiant Travel Co.*	2,000	$94,340
Financial Services (-1.8%)
Stifel Financial Corp.*	3,500	207,340
Retail (-0.7%)
Buffalo Wild Wings, Inc.*	2,000	80,540
Technology (-2.6%)
KLA-Tencor Corp.	4,000	144,640
Varian Semiconductor Equipment Associates, Inc.*	4,000	143,520
		288,160
Total Securities Sold Short
(Proceeds $651,298)		670,380
Exchange Traded Funds Sold Short (-1.8%)
PowerShares QQQ
(Proceeds $197,197)	4,500	206,640
Total Securities & Exchange Traded Funds Sold Short
(Proceeds $848,495)		877,020
Total Securities & Exchange Traded Funds Sold Short (-7.8%)		(877,020)
Total Investments (97.1%)		10,969,132
Other Assets in Excess of Liabilities (10.7%)		1,211,066
Net Assets (100.0%)		$11,303,178

*	Non-income producing security.

See accompanying notes to financial statements.

Needham Funds

Statements of Assets and Liabilities

December 31, 2009

	Needham Growth Fund	Needham Aggressive Growth Fund	Needham Small Cap Growth Fund
Assets
Investments, at Value (Cost $97,845,357, $18,204,633 and $7,990,949, respectively)	$119,615,817	$22,833,833	$10,969,132
Receivables:
Deposit with Broker for Securities Sold Short	4,234,272	120,032	582,739
Dividends and Interest	42,627	3,570	—
Fund Shares Sold	152,869	29,743	254,698
Investment Securities Sold	430,653	32,149	489,472
Prepaid Expenses	57,206	17,530	10,937
Total Assets	124,533,444	23,036,857	12,306,978

Liabilities
Securities Sold Short, at Value (Proceeds $3,728,212, $84,772 and $848,495, respectively)	4,877,100	100,530	877,020
Payables:
Investment Securities Purchased	173,963	6,552	88,333
Fund Shares Redeemed	45,515	49,303	—
Due to Adviser	148,578	23,387	8,354
Distribution Fees	24,741	4,677	2,233
Administration and Accounting Fees	1,847	350	168
Transfer Agent Fees	18,834	3,895	3,987
Directors’ Fees	9,889	1,475	809
Accrued Expenses and Other Liabilities	58,152	27,728	22,896
Total Liabilities	5,358,619	217,897	1,003,800

Net Assets	$119,174,825	$22,818,960	$11,303,178
Shares Issued and Outstanding $0.001 Par Value (Authorized 800,000,000, 100,000,000 and 100,000,000, respectively)	4,002,846	1,842,555	1,052,998
Net Asset Value, Offering and Redemption Price Per Share(a)	$29.77	$12.38	$10.73

Components of Net Assets
Paid-in Capital	104,890,198	18,194,648	8,282,004
Accumulated Net Investment Loss	—	(1,012)	—
Accumulated Net Realized Gain (Loss) from Investments, Securities Sold Short, Foreign Currency Transactions and Written Options	(6,336,945)	11,882	71,516
Net Unrealized Appreciation on Investment Securities and Securities Sold Short	20,621,572	4,613,442	2,949,658
Total Net Assets	$119,174,825	$22,818,960	$11,303,178

(a)	Subject to certain exceptions, a 2% redemption fee is imposed upon shares redeemed within 60 days of their purchase. See Note 2 of the notes to financial statements.

See accompanying notes to financial statements.

Annual Report 2009

Statements of Operations

For the Year Ended December 31, 2009

	Needham Growth Fund	Needham Aggressive Growth Fund	Needham Small Cap Growth Fund
Investment Income
Dividends	$323,343	$15,443	$5,244
Interest	2,862	1,353	892
Less: Foreign Taxes Withheld	—	(90)	—
Total Investment Income	326,205	16,706	6,136

Expenses
Investment Advisory Fees	1,259,872	186,754	106,551
Distribution Fees	251,973	37,351	21,310
Administration and Accounting Fees	74,356	13,852	9,320
Chief Compliance Officer Fees	27,522	5,111	2,589
Audit Fees	31,219	31,320	32,263
Custodian Fees	25,846	6,657	5,501
Dividend Expense(1)	1,100	330	1,617
Interest Expense(2)	32,769	655	4,653
Legal Fees	55,415	15,751	14,745
Filing Fees	26,711	14,923	13,289
Transfer Agent Fees	99,573	23,829	22,561
Directors’ Fees	51,205	7,441	4,347
Printing Fees	63,719	15,268	11,997
Other Expenses	95,786	15,079	7,415
Total Expenses	2,097,066	374,321	258,158

Fees Waived by Investment Adviser	(46,407)	—	(38,478)
Net Expenses	2,050,659	374,321	219,680
Net Investment Loss	(1,724,454)	(357,615)	(213,544)

Net Realized/Unrealized Gain (Loss) from Investments, Securities Sold Short, Foreign Currency Transactions and Written Options
Net Realized Gain (Loss) from Investments	(3,312,683)	476,420	428,336
Net Realized Loss from Securities Sold Short	(396,588)	(22,279)	(100,150)
Net Realized Gain from Foreign Currency Transactions	1,248	219	—
Net Realized Gain from Written Options	81,025	2,115	—
Change in Unrealized Appreciation/Depreciation on Investments and Securities Sold Short	44,739,928	4,094,477	3,011,916
Net Realized/Unrealized Gain (Loss) from Investments, Securities Sold Short, Foreign Currency Transactions and Written Options	41,112,930	4,550,952	3,340,102
Change in Net Assets Resulting from Operations	$39,388,476	$4,193,337	$3,126,558

(1)	Expense related to dividends on securities sold short.

(2)	Expense related to securities sold short.

See accompanying notes to financial statements.

Needham Funds

Statements of Changes in Net Assets

	Needham Growth Fund		Needham Aggressive Growth Fund		Needham Small Cap Growth Fund
	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2009	Year Ended December 31, 2008
Change in Net Assets
Operations:
Net Investment Loss	$(1,724,454)	$(2,055,416)	$(357,615)	$(283,040)	$(213,544)	$(131,472)
Net Realized Gain (Loss) from Investments, Securities Sold Short, Foreign Currency Transactions, Written Options and Distributions from Underlying Funds	(3,626,998)	(1,031,882)	456,475	55,219	328,186	33,520
Change in Unrealized Appreciation/ Depreciation on Investments and Securities Sold Short	44,739,928	(69,741,872)	4,094,477	(4,436,033)	3,011,916	(1,564,399)
Change in Net Assets Resulting from Operations	39,388,476	(72,829,170)	4,193,337	(4,663,854)	3,126,558	(1,662,351)

Distributions to Shareholders from:
Long-Term Gains	—	(5,577,950)	(27,272)	(715,222)	(12,743)	(506,898)
Return of Capital	—	—	—	—	—	(107,987)
Total Distributions to Shareholders	—	(5,577,950)	(27,272)	(715,222)	(12,743)	(614,885)

Capital Transactions:
Shares Issued	7,669,908	9,876,082	11,511,837	1,426,700	7,000,284	1,300,515
Shares Issued in Reinvestment of Distributions	—	5,390,946	27,145	714,754	12,633	604,759
Shares Redeemed	(20,703,762)	(53,438,178)	(3,097,732)	(7,077,777)	(4,135,121)	(2,044,919)
Redemption Fees	1,966	—	9,498	—	2,178	—
Change in Net Assets from Capital Transactions	(13,031,888)	(38,171,150)	8,450,748	(4,936,323)	2,879,974	(139,645)

Change in Net Assets	26,356,588	(116,578,270)	12,616,813	(10,315,399)	5,993,789	(2,416,881)

Net Assets
Beginning of Period	92,818,237	209,396,507	10,202,147	20,517,546	5,309,389	7,726,270
End of Period	$119,174,825	$92,818,237	$22,818,960	$10,202,147	$11,303,178	$5,309,389
Accumulated Net Investment Loss	$—	$—	$(1,012)	$—	$—	$—

Share Transactions:
Number of Shares Issued	314,682	334,933	1,047,553	147,044	805,863	125,527
Number of Shares Reinvested	—	262,845	2,299	76,444	1,308	82,618
Number of Shares Redeemed	(891,506)	(1,826,860)	(287,353)	(594,769)	(451,580)	(195,029)
Change in Shares	(576,824)	(1,229,082)	762,499	(371,281)	355,591	13,116

See accompanying notes to financial statements.

Annual Report 2009

Needham Growth Fund

Financial Highlights

(For a Share Outstanding	Year Ended December 31,
Throughout each Period)	2009	2008	2007	2006		2005
Net Asset Value, Beginning of Period	$20.27	$36.05	$39.01	$35.69		$31.17
Investment Operations
Net Investment Income (Loss)	(0.43)	(0.45)	(0.25)	0.10		(0.38)
Net Realized and Unrealized Gain (Loss) on Investments	9.93	(14.10)	1.45	6.29		4.90
Total from Investment Operations	9.50	(14.55)	1.20	6.39		4.52

Less Distributions
Net Investment Income	—	—	(0.01)	(0.09)		—
Net Realized Gains	—	(1.23)	(4.15)	(3.00)		—
Total Distributions	—	(1.23)	(4.16)	(3.09)		—

Capital Contributions
Redemption Fees	— (a)	—	—	—		—
Contribution by Adviser	—	—	—	0.02	(b)	—
Total Capital Contributions	— (a)	—	—	0.02		—
Net Asset Value, End of Period	$29.77	$20.27	$36.05	$39.01		$35.69

Total Return	46.87%	(40.41)%	3.09%	18.05	%(b)	14.50%
Net Assets, End of Period (000’s)	$119,175	$92,818	$209,397	$308,693		$204,624
Ratios/Supplemental Data
Ratio of Net Expenses to Average Net Assets	2.03%	2.04%	1.86%	1.79%		1.94%
Ratio of Net Expenses to Average Net Assets (excluding interest and dividend expense)	2.00%	2.03%	1.85%	1.78%		1.91%
Ratio of Net Expenses to Average Net Assets (excluding waiver and reimbursement of expenses)	2.08%	2.04%	1.86%	1.79%		1.94%
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.71)%	(1.37)%	(0.61)%	0.31%		(1.01)%
Ratio of Net Investment Income (Loss) to Average Net Assets (excluding waivers and reimbursements of expenses)	(1.76)%	(1.37)%	(0.61)%	0.31%		(1.01)%
Portfolio Turnover Rate	29%	41%	41%	48%		16%

(a)	Value is less than $0.005 per share.

(b)	In May 2006, the Adviser made a payment to the Growth Fund which increased the total return by 0.06%.

See accompanying notes to financial statements.

Needham Funds

Needham Aggressive Growth Fund

Financial Highlights

(For a Share Outstanding	Year Ended December 31,
Throughout each Period)	2009	2008	2007	2006		2005
Net Asset Value, Beginning of Period	$9.45	$14.14	$13.96	$13.73		$12.85
Investment Operations
Net Investment Loss	(0.19)	(0.26)	(0.16)	(0.19)		(0.26)
Net Realized and Unrealized Gain (Loss) on Investments	3.13	(3.65)	2.34	1.83		1.49
Total from Investment Operations	2.94	(3.91)	2.18	1.64		1.23

Less Distributions
Net Realized Gains	(0.02)	(0.78)	(2.00)	(1.42)		(0.35)
Total Distributions	(0.02)	(0.78)	(2.00)	(1.42)		(0.35)

Capital Contributions
Redemption Fees	0.01	—	—	—		—
Contribution by Adviser	—	—	—	0.01	(a)	—
Total Capital Contributions	0.01	—	—	0.01		—
Net Asset Value, End of Period	$12.38	$9.45	$14.14	$13.96		$13.73

Total Return	31.18%	(27.60)%	15.58%	12.22	%(a)	9.70%
Net Assets, End of Period (000’s)	$22,819	$10,202	$20,518	$18,051		$18,125
Ratios/Supplemental Data
Ratio of Net Expenses to Average Net Assets	2.50%	2.51%	2.18%	2.24%		2.50%
Ratio of Net Expenses to Average Net Assets (excluding interest and dividend expense)	2.49%	2.50%	2.18%	2.23%		2.50%
Ratio of Net Expenses to Average Net Assets (excluding waiver and reimbursement of expenses)	2.50%	2.63%	2.18%	2.24%		2.78%
Ratio of Net Investment Loss to Average Net Assets	(2.39)%	(2.04)%	(1.18)%	(1.35)%		(2.01)%
Ratio of Net Investment Loss to Average Net Assets (excluding waivers and reimbursements of expenses)	(2.39)%	(2.15)%	(1.18)%	(1.35)%		(2.29)%
Portfolio Turnover Rate	70%	45%	64%	55%		69%

(a)	In May 2006, the Adviser made a payment to the Aggressive Growth Fund which increased the total return by 0.08%.

See accompanying notes to financial statements.

Annual Report 2009

Needham Small Cap Growth Fund

Financial Highlights

(For a Share Outstanding	Year Ended December 31,
Throughout each Period)	2009	2008	2007	2006		2005
Net Asset Value, Beginning of Period	$7.61	$11.29	$14.32	$17.09		$18.53
Investment Operations
Net Investment Loss	(0.20)	(0.19)	(0.26)	(0.26)		(0.31)
Net Realized and Unrealized Gain (Loss) on Investments	3.33	(2.49)	(0.02)	1.61		0.66
Total from Investment Operations	3.13	(2.68)	(0.28)	1.35		0.35

Less Distributions
Net Realized Gains	(0.01)	(0.82)	(2.75)	(4.18)		(1.79)
Return of Capital	—	(0.18)	—	—		—
Total Distributions	(0.01)	(1.00)	(2.75)	(4.18)		(1.79)

Capital Contributions
Redemption Fees	— (a)	—	—	—		—
Contribution by Adviser	—	—	—	0.06	(b)	—
Total Capital Contributions	— (a)	—	—	0.06		—
Net Asset Value, End of Period	$10.73	$7.61	$11.29	$14.32		$17.09

Total Return	41.18%	(23.42)%	(2.01)%	8.52	%(b)	2.01%
Net Assets, End of Period (000’s)	$11,303	$5,309	$7,726	$15,248		$18,789
Ratios/Supplemental Data
Ratio of Net Expenses to Average Net Assets	2.57%	2.51%	2.50%	2.36%		2.44%
Ratio of Net Expenses to Average Net Assets (excluding interest and dividend expense)	2.50%	2.50%	2.50%	2.36%		2.44%
Ratio of Net Expenses to Average Net Assets (excluding waiver and reimbursement of expenses)	3.02%	3.57%	2.64%	2.36%		2.58%
Ratio of Net Investment Loss to Average Net Assets	(2.50)%	(2.02)%	(1.54)%	(1.61)%		(1.64)%
Ratio of Net Investment Loss to Average Net Assets (excluding waivers and reimbursements of expenses)	(2.95)%	(3.09)%	(1.68)%	(1.61)%		(1.78)%
Portfolio Turnover Rate	154%	219%	38%	115%		104%

(a)	Value is less than $0.005 per share.

(b)	In May 2006, the Adviser made a payment to the Small Cap Growth Fund which increased the total return by 0.35%.

See accompanying notes to financial statements.

Needham Funds

Notes to Financial Statements

1.  Organization

Needham Growth Fund (“NGF”), Needham Aggressive Growth Fund (“NAGF”) and Needham Small Cap Growth Fund (“NSCGF”) (each, a “Portfolio” and collectively, the “Portfolios”), are portfolios of The Needham Funds, Inc. (the “Fund”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as a non-diversified, open-end management investment company. The Fund was organized as a Maryland corporation on October 12, 1995.

2.  Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). In June 2009, the Financial Accounting Standards Board (“FASB”) issued FASB Accounting Standards Codification 105 (“ASC 105” or “Codification”), which establishes the Codification as the sole source of authoritative GAAP. Pursuant to the provisions of FASB ASC 105, the Fund has updated references to GAAP in these Notes to the Financial Statements.

Security Valuation:  Investments in securities (including options) listed or traded on a nationally recognized securities exchange are valued at the last quoted sales price on the date the valuations are made. Portfolio securities and options positions for which market quotations are readily available are stated at the NASDAQ Official Closing Price or the last sale price reported by the principal exchange for each such security as of the exchange’s close of business, as applicable. Securities and options for which no sale has taken place during the day and securities which are not listed on an exchange are valued at the mean of the current closing bid and asked prices. All other securities for which market prices are not readily available are valued at their fair value in accordance with Fair Value Procedures established by the Board of Directors (the “Board”). The Fund’s Fair Value Procedures are implemented and monitored by a Fair Value Committee (the “Committee”) designated by the Board. When a security is valued in accordance with the Fair Value Procedures, the Committee determines a value after taking into consideration any relevant information that is reasonably available to the Committee. Some of the more common reasons that may necessitate that a security be valued pursuant to these Fair Value Procedures include, but are not limited to: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security’s primary pricing source is not able or willing to provide a price. The assets of each Portfolio may also be valued on the basis of valuations provided by a pricing service approved by, or on behalf of, the Board.

Investment Transactions:  Changes in holdings of portfolio securities for the Portfolios shall be reflected no later than in the first calculation on the first business day following the trade date for purposes of calculating each Portfolio’s daily net asset value per share. However, for financial reporting purposes, portfolio security transactions are reported on the trade date of the last business day of the reporting period. The cost (proceeds) of investments sold (bought to cover) is determined on a specific identification basis for the purpose of determining gains or losses on sales and buys to cover short positions. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

Foreign Currency:  Foreign currency amounts are translated into U.S. dollars as follows: (i) assets and liabilities at the rate of exchange at the end of the respective period; and (ii) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments. Principal risks associated with such transactions include the movement in value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform.

The Portfolios may also invest in forward currency contracts. Fluctuations in the value of such forward currency transactions are recorded daily as unrealized gain or loss; realized gain or loss includes net gain or loss on transactions that have terminated by settlement or by the Fund entering into offsetting commitments. These instruments involve market risk, credit risk, or both kinds of risks, in excess of the amount recognized in the statement of assets and liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. The Portfolios did not enter into forward currency contracts during the year ended December 31, 2009.

Allocation of Expenses:  Expenses directly attributable to a Portfolio are charged directly to that Portfolio, while expenses which are attributable to more than one Portfolio are allocated among the respective Portfolios based upon relative net assets or some other reasonable method.

Use of Estimates:  The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and those differences could be material.

Distributions to Shareholders:  Dividends from net investment income, if any, are declared and paid annually for the Portfolios. Distributable net realized gains, if any, are declared and distributed at least annually.

Redemption Fees:  The Portfolios reserve the right to assess a redemption fee for shares redeemed within 60 days of purchase. The shareholder will be charged a fee equal to 2.00% of the value of the shares redeemed. The redemption fee is intended to offset excess brokerage commissions and other costs associated with fluctuations in asset levels and cash flows caused by frequent trading by shareholders. The applicability of the redemption fee will be calculated using a first-in first-out method, which means the oldest shares will be redeemed first, followed by the redemption of more recently acquired shares. For the year ended December 31, 2009, NGF, NAGF and NSCGF had contributions to capital due to redemption fees in the amounts of $1,966, $9,498 and $2,178, respectively.

Annual Report 2009

Notes to Financial Statements (Continued)

Federal Income Taxes:  It is the policy of each Portfolio to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for income taxes has been made in the Portfolios’ financial statements.

Uncertain tax positions are required to be recognized, measured, presented, and disclosed in the financial statements. For the year ended December 31, 2009 the Portfolios have not recognized any tax liability for unrecognized tax benefits. A reconciliation is not provided herein, as the beginning and ending amounts of unrecognized benefits are zero, with no interim additions, reductions or settlements. Tax periods (i.e., the last three tax year ends and the interim tax period since then, as applicable) remain subject to examination by U.S. tax authorities.

Fair Value Measurements:  Valuation inputs used to determine the value of the Portfolios’ investments. These inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical assets.

Level 2 — other significant inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — significant unobservable inputs (which may include the Portfolios’ own assumptions in determining the fair value of investments).

The inputs or methodology used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary categorization, as of December 31, 2009, of each Portfolio’s investments based on the level of inputs utilized in determining the value of such investments:

	LEVEL 1 – Quoted Prices(1)
	NGF	NAGF	NSCGF
Assets
Common Stocks(2)	$115,656,041	$20,558,906	$9,813,083
Short Term Investments	3,959,716	2,274,898	1,156,049
Warrants	60	29	—
Liabilities
Securities Sold Short(2)	(4,877,100)	(100,530)	(670,380)
Exchange Traded Funds Sold Short	—	—	(206,640)
Total	$114,738,717	$22,733,303	$10,092,112

(1)	As of December 31, 2009, the Portfolios did not hold Level 2 or Level 3 investments.

(2)	Please refer to the Schedule of Investments to view segregation by industry.

3.  Derivative Instruments and Hedging Activities

The “Derivatives and Hedging” Topic of the Codification (ASC 815, formerly SFAS 133, SFAS 161”) requires enhanced disclosures about the Portfolios’ derivative and hedging activities, including how such activities are accounted for and their effect on the Portfolios’ financial position, performance and cash flows. The Portfolios’ use of derivatives for the year ended December 31, 2009 was limited to written call options. The effect of derivative instruments recognized in the Statement of Operations for the year ending December 31, 2009 is as follows:

Primary Risk Exposure	Location of Gain/(Loss) on Derivatives Recognized in Income	Net Realized Gain/(Loss) on Derivatives Recognized in Income
NGF
Equity Contracts	Net Realized Gain from Written Options	$81,025
NAGF
Equity Contracts	Net Realized Gain from Written Options	2,115

At December 31, 2009, the Portfolios had no outstanding option contracts. During the year ended December 31, 2009, NGF entered into and closed 730 option contracts of which the average gross notional amount per contract was $6,959. During the year ended December 31, 2009, NAGF entered into and closed 18 option contracts of which the average gross notional amount per contract was $6,000. NSCGF did not have any option contract activity during the year ended December 31, 2009.

4.  Investment Advisory and Administrative Services

The Fund has engaged Needham Investment Management L.L.C. (the “Adviser”) to manage its investments. The Fund pays the Adviser a fee at the annual rate of 1.25% of the average daily net assets of each Portfolio.

The Adviser has entered into agreements with the Portfolios whereby the Adviser has contractually agreed to waive its fee for, and to reimburse expenses (excluding interest, dividend on short positions, acquired fund fees and expenses and extraordinary items) of NGF, NAGF and NSCGF in an amount that limits annual operating expenses to not more than 2.50% of the average daily net assets of each Portfolio. These agreements are effective for the period from January 1, 2010 through December 31, 2010. The agreement with respect to NAGF and NSCGF shall continue in effect from year to year thereafter only upon mutual agreement of the Portfolios and the Adviser.

For the year ended December 31, 2009, the Adviser waived advisory fees in the amount of $46,407 for NGF and $38,478 for NSCGF. NAGF did not have net advisory fee waivers.

The Fund and Citi Fund Services Ohio, Inc. (the “Administrator”) are parties to a Master Services Agreement. The Administrator provides administrative and fund accounting services pursuant to this agreement and, in consideration of these services, receives a fee computed daily and paid monthly at an annual rate equal to 0.07% of the first $750 million of the average daily net assets of the Portfolios, and 0.065% of the average daily net assets of the Portfolios in excess of $750 million. The Administrator also provides transfer agent and other services pursuant to this agreement for additional fees.

Needham Funds

Notes to Financial Statements (Continued)

Certain officers of the Fund are also officers of the Adviser and/or Needham & Company, LLC (the “Distributor”). Such officers receive no fees from the Fund for serving as officers of the Fund. Each of the three Independent Directors receives a quarterly retainer of $3,000 and a per-meeting fee of $500. Each Independent Director is also a member of the Board’s Audit Committee and receives a fee of $500 per meeting attended. The Adviser provides an employee to serve as Chief Compliance Officer for the Fund and to provide certain related services, and receives an annual fee for this service as approved by the Board.

5.  Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act. Under the plan, each Portfolio pays the Distributor and any other distributor or financial institution with which the Fund has an agreement with respect to each Portfolio, a fee at an annual rate of 0.25% of each Portfolio’s daily average net assets. For the year ended December 31, 2009, NGF, NAGF and NSCGF incurred distribution fees in the amount of $251,973, $37,351 and $21,310, respectively. For the year ended December 31, 2009, NGF, NAGF and NSCGF each paid 12b-1 fees to the Distributor in the amount of $66,088, $15,636 and $5,623, respectively.

During the year ended December 31, 2009, NGF, NAGF and NSCGF each incurred and paid brokerage commissions to the Distributor in the amount of $22,482, $9,372 and $2,164, respectively.

6.  Temporary Borrowings

The Fund has entered into an agreement with JPMorgan Chase Bank, N.A. (formerly Custodial Trust Company) for temporary borrowing purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated daily based on the Federal Funds Rate plus one percent. Each Portfolio may borrow from banks up to 25% of its total assets and may pledge its assets in connection with these borrowings, provided that no additional investments shall be made while borrowings exceed 5% of total assets.

The Portfolios did not engage in any temporary borrowings during the year ended December 31, 2009.

7.  Repurchase Agreements

The Portfolios will only enter into repurchase agreements where (i) the underlying securities are of the type which the Portfolio’s investment policies would allow the Portfolio to purchase directly, (ii) the market value of the underlying security, including accrued interest, will at all times be equal to or exceed the fair or market value of the repurchase agreement, and (iii) payment for the underlying securities is made only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent. A Portfolio will not enter into a repurchase agreement with a maturity of more than seven business days if, as a result, more than 15% of the value of its net assets would then be invested in such repurchase agreements and other illiquid securities.

The repurchase price generally equals the price paid by the Portfolio plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. Repurchase agreements will be fully collateralized at all times.

There were no repurchase agreement transactions by the Portfolios for the year ended December 31, 2009.

8.  Option Transactions

Each Portfolio may invest in options contracts to reduce its exposure to fluctuations in the prices of portfolio securities and to prevent losses if the prices of such securities decline. Similarly, such investments may protect a Portfolio against fluctuations in the value of securities in which the Portfolio is about to invest.

The Portfolios may write call and put options on securities they own or have the right to acquire, and may purchase put and call options on individual securities and indices written by others. Put and call options give the holder the right to sell or purchase, respectively, a specified amount of a security at a specified price on or before a certain date.

The Portfolios are subject to market risk associated with changes in the value of the underlying financial instrument, as well as the risk of loss of appreciation if a counterparty fails to perform. For exchange-traded contracts, the exchange acts as the counterparty to specific transactions, and therefore bears the risk of delivery to and from counterparties of specific positions.

Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premium paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Options on stock indices differ from options on securities in that the exercise of an option on a stock index does not involve delivery of the actual underlying security and is settled in cash only.

When a Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which have expired are recorded by the Portfolio on the expiration date as realized gains from option transactions. When a Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain or loss equal to the difference between the cost of a closing purchase transaction and the premium received when the option was written. If a written call option is exercised, the premium received is added to the proceeds from the sale of the underlying security in determining whether the Portfolio has a realized gain or loss. If a written put option is exercised, the premium received reduces the cost basis of the securities purchased. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security underlying the written option.

Annual Report 2009

Notes to Financial Statements (Continued)

In the normal course of business, certain Portfolios may trade and hold certain fair-valued derivative contracts. Such contracts include written put and call options, where the Portfolio would be obligated to purchase or sell a specified security at a specified price if the option is exercised by the counterparty. The maximum payout for the written put option contracts is limited to the number of contracts written and the related strike prices, respectively. The maximum payout for the written call option contracts is limited only by how high the underlying securities strike price rises. Maximum payout amounts could be offset by the subsequent sale, if any, of assets obtained via the execution of a payout event.

Written option activity for the year ended December 31, 2009 was as follows:

NGF	Number of Contracts	Amount of Proceeds
Options outstanding at December 31, 2008	—	$—
Options written	730	81,025
Options expired	(730)	(81,025)
Options covered	—	—
Options outstanding at December 31, 2009	—	$—

NAGF	Number of Contracts	Amount of Proceeds
Options outstanding at December 31, 2008	—	$—
Options written	18	2,115
Options expired	(18)	(2,115)
Options covered	—	—
Options outstanding at December 31, 2009	—	$—

NSCGF did not have written options during the year ended December 31, 2009.

9.  Short Sale Transactions

During the year ended December 31, 2009, each Portfolio sold securities short. Upon selling a security short, the Portfolios record a receivable for the settlement amount and a corresponding liability, which is marked-to-market to reflect current value. Certain securities owned by each respective Portfolio are segregated as collateral while the short sales are outstanding. At December 31, 2009, the market value of securities separately segregated to cover short positions was approximately $5,404,556, $1,951,603 and $3,380,874 for NGF, NAGF and NSCGF, respectively. Additionally, the Portfolios have receivables for Deposit with Broker for Securities Sold Short of $4,234,272, $120,032 and $582,739 pledged as collateral with brokers in connection with open short positions for NGF, NAGF and NSCGF, respectively. Securities sold short at December 31, 2009 and their related market values and proceeds are set forth in the preceding Schedule of Securities Sold Short.

10.  Investment Transactions

The following summarizes the aggregate amount of purchases and sales of investment securities and securities sold short, excluding short-term securities, during the year ended December 31, 2009:

	Purchases	Sales
NGF	$24,997,764	$36,221,662
NAGF	17,024,179	7,942,894
NSCGF	11,207,933	7,984,211

11.  Financial Instruments With Off-Balance Sheet Risk

In the normal course of their business, the Portfolios may trade various financial instruments with off-balance sheet risk. These financial instruments include securities sold short, written options, futures, and forward currency contracts. Generally, these financial instruments represent future commitments to purchase or sell other financial instruments at specific terms at specified future dates. Each of these financial instruments contains varying degrees of off-balance sheet risk whereby changes in the market values of the securities underlying the financial instruments may be in excess of the amounts recognized in the financial statements.

Securities sold short represent obligations of the Portfolios to make future delivery of specific securities and, correspondingly, create an obligation to purchase the securities at market prices prevailing at a later delivery date (or to deliver the securities if already owned by the Portfolios). As a result, short sales create the risk that the Portfolios’ ultimate obligation to satisfy the delivery requirements may exceed the amount of the proceeds initially received on the liability recorded in the financial statements.

12.  Indemnification

Under the Fund’s organizational documents, its directors and officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Needham Funds

Notes to Financial Statements (Continued)

13.  Federal Income Taxes

No provision for federal income taxes is required since the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute substantially all of its taxable income and capital gains to shareholders. Because income tax regulations differ from GAAP, the timing and character of income and capital gain distributions determined in accordance with tax regulations can differ from income and capital gains recognized for financial reporting purposes. Accordingly, the character of distributions and the composition of net assets for tax purposes can differ from those reflected in the financial statements. These book/tax differences may be temporary or permanent in nature. Temporary differences are generally due to differing book and tax treatment for the timing of the recognition of gains and losses on securities, including post-October losses (as defined below). Permanent differences are generally due to differing treatment of net investment losses. To the extent these differences are permanent, they are charged or credited to paid-in capital, accumulated net realized gain (loss), or accumulated net investment income (loss), as appropriate, in the period in which the differences arise. These reclassifications have no effect on net assets or net asset value per share of each Portfolio.

As of December 31, 2009, the cost, gross unrealized appreciation, gross unrealized depreciation, and the net unrealized appreciation (depreciation) on securities, including proceeds from securities sold short for federal income tax purposes, were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
NGF	$94,357,027	$33,266,484	$(12,884,794)	$20,381,690
NAGF	18,145,017	5,033,673	(445,387)	4,588,286
NSCGF	7,162,672	2,991,868	(62,428)	2,929,440

The difference between the tax cost of investments and the cost of investments for GAAP purposes, is primarily due to the tax treatment for wash sale losses.

As of December 31, 2009, the components of distributable earnings (loss) on a tax basis were as follows:

	NGF	NAGF	NSCGF
Undistributed ordinary income	$—	$—	$48,066
Undistributed long-term capital gains	—	37,039	43,667
Accumulated capital and other losses	(6,097,063)	(58)	—
Unrealized appreciation	20,381,690	4,588,286	2,929,440
Total accumulated earnings	$14,284,627	$4,625,267	$3,021,173

The tax character of distributions paid during the year ended December 31, 2009 was as follows:

	NGF	NAGF	NSCGF
Net long-term capital gains	$—	$27,272	$12,743
Total distributions paid	$—	$27,272	$12,743

The tax character of distributions paid during the year ended December 31, 2008 was as follows:

	NGF	NAGF	NSCGF
Net long-term capital gains	$5,577,950	$715,222	$506,898
Return of Capital	—	—	107,987
Total distributions paid	$5,577,950	$715,222	$614,885

Reclassifications during the year ended December 31, 2009 were as follows:

	NGF	NAGF	NSCGF
Undistributed net investment income (loss)	$1,724,454	$356,603	$213,544
Accumulated net realized gains (losses)	(1,248)	(276,743)	(213,544)
Paid-in capital	(1,723,206)	(79,860)	—

Under current tax law, capital and currency losses realized after October 31 of a Portfolio’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The following Portfolios had deferred post-October capital and currency losses, which will be treated as arising on the first business day of the fiscal year ending December 31, 2010.

	Post-October Capital Loss	Post-October Currency Loss
NGF	$43,826	$—
NAGF	—	58
NSCGF	—	—

As of December 31, 2009, NGF had capital loss carryforwards, which are available to offset future realized gains of $1,987,648 and $4,065,589, expiring in 2016 and 2017, respectively.

14.  Other Matters

In May 2006, the Adviser made a capital contribution to NGF of $170,390, to NAGF of $9,265 and to NSCGF of $64,404.

15.  Subsequent Events

Management has evaluated subsequent events through the date of this filing.

Annual Report 2009

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
The Needham Funds, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of The Needham Funds, Inc. (comprising the Needham Growth Fund, Needham Aggressive Growth Fund and Needham Small Cap Growth Fund) (the “Funds”) as of December 31, 2009, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds constituting The Needham Funds, Inc. at December 31, 2009, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Columbus, Ohio
March 1, 2010

Needham Funds

Information pertaining to the Directors and Officers of the Fund is set forth below. The Statement of Additional Information (SAI) includes additional information about the Directors and is available without charge, upon request, by calling 800-625-7071.

The address of each individual is 445 Park Avenue, New York, NY 10022-2606. Each Director serves until the next annual shareholders meeting or until his successor is elected and qualified.

Name, Age and Position with the Fund	Term of Office and Length of Term Served by Director/Officer	Portfolios in the Fund Complex Overseen by Director/Officer	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director/Officer
Independent Directors

John W. Larson, 74, Director	Indefinite; Since 2006	Three
Partner at the law firm of Morgan, Lewis & Bockius LLP since 2003 until retiring in December 2009. Partner at the law firm of Brobeck, Phleger & Harrison LLP from 1969 until retiring in January 2003. From July 1971 to September 1973 worked in government service as Assistant Secretary of the United States Department of the Interior and Counselor to George P. Schultz, Chairman of the Cost of Living Council. Director of Wage Works, Inc. (an employee benefits company) since 2000. Director of MBA Polymers, Inc. (a plastics recycling company) since 1999. Director of Sangamo BioSciences, Inc. since 1996.

James P. Poitras, 67, Director	Indefinite; Since 1996	Three
Currently retired. Director (since 2000) and Chairman (since 2001) of Kyma Technologies, Inc. (a specialty materials semiconductor company). Founder, Chairman, President and Chief Executive Officer of Integrated Silicon Systems (a computer software company) from 1985 to 1995.

F. Randall Smith, 71, Director	Indefinite; Since 1996	Three
Founder and Chief Executive and Investment Officer of Capital Counsel LLC (a registered investment adviser) since September 1999. Co-Founder and Managing Partner of Train, Smith Counsel (a registered investment adviser) from 1975 to 1999.

Interested Director

George A. Needham*, 66, Chairman, President and Director	Indefinite; Since 1996	Three
Chairman of the Board and Chief Executive Officer of The Needham Group, Inc. and Needham Holdings, LLC since December 2004. Chairman of the Board and Chief Executive Officer of Needham Asset Management, LLC since April 2006. Chairman of the Board from 1996 to December 2004 and Chief Executive Officer from 1985 to December 2004 of Needham & Company, LLC.

Officers

John Barr, 53 Executive Vice President and Co-Portfolio Manager of Needham Growth Fund and Needham Aggressive Growth Fund	One year: Since 2010	Two
Portfolio Manager of Needham Asset Management since 2010. Founding and Managing Member of Oliver Investment Management, LLC from 2008 to 2009. Manager and Analyst at Buckingham Capital from 2002 to 2008. Managing Director and a Senior Analyst at Robertson Stephens following semiconductor companies from 2000 to 2002. From 1995 to 2000, Managing Director and Senior Analyst at Needham and Company, also served as Director of Research.

Chris Retzler, 38 Executive Vice President and Portfolio Manager of Needham Growth Fund and Needham Small Cap Growth Fund	One year: Since 2008	Two
Portfolio Manager of Needham Asset Management, LLC since 2008. Vice President of Needham Asset Management, LLC since 2005. Head of Winterkorn, a healthcare manufacturing and distribution company, from 2002 to 2005.

Glen W. Albanese, 38 Treasurer and Secretary	One year: Since 1998	Three
Chief Financial Officer of The Needham Group, Inc. and Needham Holdings, LLC since December 2004. Chief Financial Officer and Managing Director of Needham Asset Management, LLC since April 2006 and of Needham & Company, LLC since January 2000.

James M. Abbruzzese, 40, Chief Compliance Officer	One year; Since 2004	Three	Chief Compliance Officer of Needham Asset Management, LLC since April 2006 and Chief Compliance Officer and Managing Director of Needham & Company, LLC since July 1998.

*
An “interested person”, as defined in the 1940 Act, of the Funds or the Funds’ investment adviser. Mr. Needham is deemed to be an interested person because of his affiliation with the Funds’ Adviser and the Funds’ Distributor. Mr. Needham may be deemed to be an “affiliated person” of the Adviser and of the Distributor.

Annual Report 2009

Supplementary Information (Unaudited)
December 31, 2009

Federal Income Tax Information

During the year ended December 31, 2009, NGF did not declare any long-term realized gain distributions. NAGF and NSCGF declared long-term realized gains distributions in the amounts of $27,272 and $12,743, respectively.

For the year ended December 31, 2009, there were no total ordinary income distributions paid by the Portfolios which qualify for the distributions received reduction available to corporate shareholders.

For the year ended December 31, 2009, there were no qualified dividend income distributions paid by the Portfolios, subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Disclosure of Portfolio Holdings

The Fund files a Form N-Q with the Securities and Exchange Commission (the “SEC”) no more than sixty days after the Fund’s first and third fiscal quarters. For the Fund, this would be for the fiscal quarters ending March 31 and September 30. Form N-Q includes a complete schedule of the Fund’s portfolio holdings as of the end of those fiscal quarters. The Fund’s N-Q filings can be found free of charge on the SEC’s website at http://www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (call 800-SEC-0330 for information on the operation of the Public Reference Room).

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available without charge, upon request, by calling 800-625-7071 or on the SEC’s website at http://www.sec.gov.

Board Consideration and Approval of Investment Advisory Agreement

On October 29, 2009, at a meeting called for the purpose of voting on such approval, the Board of Directors, including all of the Directors who are not parties to the Advisory Agreement or interested persons of any such party (the“Independent Directors”), approved the continuance of the Fund's Restated Investment Advisory Agreement dated October 21, 2004 (the“Advisory Agreement”) with the Adviser. In so doing, the Board studied materials specifically relating to the Advisory Agreement provided by the Adviser and counsel to the Fund, including peer group comparisons consisting of performance and expense information for other investment companies with the ability to engage in short sales. The Board considered a variety of factors, including the following:

The Board considered the nature, extent and quality of the services to be provided by the Adviser to the Fund pursuant to the Advisory Agreement, including the Adviser's competence and integrity; research capabilities; implementation and enforcement of compliance procedures and financial reporting controls; and adherence to the investment objectives, policies and restrictions of each Portfolio. The Board also reviewed information provided by the Adviser as to its methodology, research and analysis, including, but not limited to, its company visits, which it employs in selecting securities for the Fund's Portfolios. The Board considered the qualifications, capabilities and experience of the Fund's portfolio managers, as well as that of other personnel employed by the Adviser who are responsible for providing services to the Fund, including the fact that a high caliber of personnel was both needed and provided to meet the needs of the shareholders of each Portfolio specifically with respect to investments in securities sold short. The Board concluded that the Adviser fulfilled all of its responsibilities in accordance with its obligations under the Advisory Agreement.

The Board also evaluated the investment performance of each Portfolio and the Adviser relative to the NASDAQ Composite Index, the S&P 500 Index, the S&P 400 MidCap Index and the Russell 2000 Index for the third quarter of 2009, the year-to-date, 1 year, 3 years, 5 years, 10 years (with respect to the Growth Fund) and since inception, as well as peer group expense data provided by the Adviser, as of September 30, 2009, considering the Fund's conservative investment strategy. The Board noted the performance of each Portfolio over the 1-, 3- and 5-year periods on an absolute basis and relative to its peers, with emphasis placed on the advisory fee paid for each Portfolio as compared to the returns produced by the respective Portfolio, the profitability of the Adviser, and the long-term performance of the Portfolios compared to their peer groups in light of current market conditions. The Independent Directors stated that their consideration of the continuance of the Advisory Agreement was influenced primarily by the long-established peer-group comparisons contained in the Board meeting materials, noting that each Portfolio’s 1, 3, 5, 10-year (with respect to NGF) and since inception returns were superior to the returns of the peer group funds. It was further noted that NGF’s after-fee returns since inception surpassed the before-fee returns produced by each and every one of its peers.

Needham Funds

Supplementary Information (Unaudited)
December 31, 2009

Additionally, the Board reviewed information on the fee structure of the Advisory Agreement, including the costs of the services to be provided and the profits and benefits to be realized by the Adviser and its affiliates from their relationship with the Fund, as evidenced by the Adviser's profitability analysis, including specifically the profitability of the Growth Fund and the unprofitable nature of the Aggressive Growth Fund and the Small Cap Growth Fund. The profitability analysis consisted of revenues and expenses by category and profit or loss for each Portfolio for the year ended December 31, 2008. The Board also reviewed comparisons of the rates of compensation paid to managers of funds in each Portfolio's peer group, including funds with the ability to engage in short sales, and Lipper data relating to average expenses and advisory fees for funds comparable in size, character and investment strategy to each Portfolio. The Independent Directors' consideration of the continuance of the Advisory Agreement was influenced primarily by the long-established peer-group comparisons provided by the Adviser. The Independent Directors noted that the Lipper data did not include performance information, and therefore did not contain all the necessary data to make it a reliable source of comparisons. The Independent Directors confirmed that they had received adequate other information to make a reasonable determination with respect to the approval of the Advisory Agreement. Based on the information provided, the Board determined that, though the Fund's fee structure is slightly higher than the average of its respective peer funds, it is still competitive with its peer group and both fair and reasonable given the services provided by the Adviser.

The Board considered the Fund's net investment advisory fees, 12b-1 fees, marketing expenses, rent expenses, professional fees and other expenses, compensation expenses and total expenses. The Board also considered the amount and nature of fees paid by shareholders. The Board considered the fact that the Adviser has contractually agreed to waive a portion of its fees and noted that the fee waiver could be discontinued at any time after December 31, 2010.

The Adviser provided information on peer-group comparisons consisting of no load mid-cap core, no load mid-cap growth and no load small-cap growth funds comparable in size to the Portfolios. The materials compared each Portfolio's assets under management; management fee; total expenses; performance for the year-to-date, 1-year and 3-year periods ended September 30, 2009. It was noted that the Fund's management fee and expense ratios are within the average range compared to its respective peer funds.

The Board considered the issue of economies of scale and noted that, given the small size and lack of growth in assets of each Portfolio, consideration of fee breakpoints was premature.

Based on its evaluation of all material aspects of the Advisory Agreement, including the foregoing factors and such other information believed to be reasonably necessary or relevant in the exercise of their reasonable business judgment to evaluate the terms of the Advisory Agreement, the Board, including all of the Independent Directors voting separately, concluded that the continuation of the Advisory Agreement would be in the best interest of each Portfolio's shareholders, and determined that the compensation to the Adviser provided for in the Advisory Agreement is fair and reasonable in light of the services to be performed.

The Advisory Agreement provides that it shall continue in effect from year to year with respect to each Portfolio after an initial two-year term as long as it is approved at least annually (i) by a vote of a majority of the outstanding voting securities of each Portfolio (as defined in the 1940 Act) or by a vote of a majority of the Directors of the Fund, on behalf of each Portfolio, and (ii) a vote of a majority of the Directors who are not parties to the Advisory Agreement or “interested persons” of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated on 60 days written notice by either party and will terminate automatically if it is assigned within the meaning of the 1940 Act.

445 Park Avenue
New York, New York 10022-2606

1-800-625-7071

Investment Adviser:
Needham Investment Management L.L.C.
445 Park Avenue
New York, NY 10022-2606

President
George A. Needham

Executive Vice Presidents and Portfolio Managers
John Barr
Needham Growth Fund
Needham Aggressive Growth Fund

Chris Retzler
Needham Growth Fund
Needham Small Cap Growth Fund

Directors
George A. Needham
John W. Larson
James P. Poitras
F. Randall Smith

Distributor:
Needham & Company, LLC
445 Park Avenue
New York, NY 10022-2606
212-371-8300

Administrator, Shareholder Servicing
Agent and Transfer Agent:
Citi Fund Services Ohio, Inc.
3435 Stelzer Road
Columbus, OH 43219

Custodian:
JPMorgan Chase Bank, N.A.
14201 North Dallas Parkway
Dallas, TX 75254

Counsel:
Fulbright & Jaworski L.L.P.
666 Fifth Avenue
New York, NY 10103

Independent Registered Public Accounting Firm:
Ernst & Young LLP
1100 Huntington Center
41 South High Street
Columbus, OH 43215

Item 2. Code of Ethics.

(a) The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  This code of ethics is included as an Exhibit.

(b) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

3(a)(1)  The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is F. Randall Smith, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

	Current Year	Previous Year
Audit Fees	$80,000	$80,000
Audit-Related Fees	$0	$0
Tax Fees	$18,900	$18,900
All Other Fees	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Needham Funds, Inc.

By (Signature and Title) /s/George A. Needham, President
George A. Needham, President (Principal Executive Officer)
Date:  February 24, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/George A. Needham, President
George A. Needham, President (Principal Executive Officer)
Date: February 24, 2010

By (Signature and Title) /s/Glen W. Albanese, Treasurer and Secretary
Glen W. Albanese, Treasurer and Secretary (Principal Financial Officer)
Date: February 24, 2010